UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2026

TRG Latin America Acquisitions Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43166	98-1896935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th St., 15th Floor
New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 984-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	TRGSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TRGS	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	TRGSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated February 27, 2026, TRG Latin America Acquisitions Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”) on February 27, 2026. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the underwriter was granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 3,000,000 additional Units to cover over-allotments (the “Option Units”), if any. On March 27, 2026, the underwriter purchased an additional 632,000 Option Units pursuant to the partial exercise of the Over-Allotment Option, with such notice of partial exercise provided to the Company on March 25, 2026. The Option Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $6,320,000.

The $6,320,000 of proceeds from the sale of the Option Units was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”), resulting in a total Trust Account balance of $206,320,000.

On March 27, 2026, the Company issued a press release, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K, announcing the closing of the partial exercise of the Over-Allotment Option.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRG LATIN AMERICA ACQUISITIONS CORP.

	By:	/s/ Nicolas Rohatyn
		Name:	Nicolas Rohatyn
		Title:	Chief Executive Officer
Dated: March 27, 2026

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